SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                             February 3, 1998
                    (Date of earliest event reported)


                            Aztar Corporation
          (Exact name of Registrant as specified in its charter)


  Delaware                1-5440                 86-0636534
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)


       2390 East Camelback Road, Suite 400, Phoenix, AZ 85016-3452 (Address of principal executive offices, including zip code)


                              (602) 381-4100
           (Registrant's telephone number, including area code)


      (Former name or former address, if changed since last report)



        Item 5. Aztar Corporation (the "Company") has issued a press release dated February 3, 1998, attached hereto as
                 Exhibit 99.1, which references an option agreement dated February 2, 1998, attached hereto as Exhibit 99.2, entered into between the Company and parties constituting the Jaffe Group.

        Item 7. Financial Statements, Pro Forma Financial Informa-tion and Exhibits.

               (c) Exhibits. The following is a list of Exhibits to this Form 8-K which are filed herewith:

        Exhibit     Description

        99.1-       Press Release dated February 3, 1998.

        99.2-       Option Agreement dated February 2, 1998
                    between the Company and parties consti-
                    tuting the Jaffe Group.



                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AZTAR CORPORATION


Date: February 3, 1998                          By:  /s/ Robert M. Haddock
                                                     ---------------------
                                                  Name:  Robert M. Haddock
                                                  Title: Vice President